UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

May 25, 2005

Date of Report (Date of earliest event reported)

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13647	73-1356520
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5330 East 31st Street, Tulsa, Oklahoma 74135

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (918) 660-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Amended and Restated Plan

On May 20, 2005, the shareholders of Dollar Thrifty Automotive Group, Inc. (the “Company”) approved the Amended and Restated Long-Term Incentive Plan and Director Equity Plan (the “Amended and Restated Plan”). The Amended and Restated Plan includes the addition of 795,000 shares and will eliminate an automatic share increase feature. In addition to replenishing shares, the Amended and Restated Plan updates the original plan for current equity compensation plan practices and makes the plan compliant with certain provisions of the Internal Revenue Code.

The foregoing description of the Amended and Restated Plan is qualified in its entirety by reference to the Amended and Restated Long-Term Incentive Plan and Director Equity Plan attached hereto as Exhibit 10.54 and is incorporated herein by reference.

Performance Share Grant Agreements

On May 20, 2005, the Company approved performance share grants for the three-year performance period from January 1, 2005 to December 31, 2007 (the “Performance Agreement”) for certain officers, including each of the named executive officers of the Company, namely, Gary L. Paxton, Donald M. Himelfarb, Steven B. Hildebrand, R. Scott Anderson and John J. Foley. The Performance Agreement specifies the Company must attain certain metrics for the officers to be awarded the performance shares. The metrics are based on the Company’s total shareholder return compared to companies listed in the Russell 2000 Index, specified market share growth of the Company’s two brands, Dollar and Thrifty, and improvements in customer service.

The foregoing description of the Performance Agreement is qualified in its entirety by reference to the form of Performance Shares Grant Agreement attached hereto as Exhibit 10.55 and is incorporated herein by reference.

Restricted Stock Units Grant Agreements

On May 20, 2005, the Company entered into Restricted Stock Units Grant Agreements (the “Restricted Stock Agreement”) with each of the non-employee directors of the Company, namely, Molly Shi Boren, Thomas P. Capo, Maryann N. Keller, Edward C. Lumley, John C. Pope, John P. Tierney and Edward L. Wax. The Restricted Stock Agreement grants each non-employee director 3,500 restricted stock units that will vest on December 31, 2005.

The foregoing description of the Restricted Stock Agreement is qualified in its entirety by reference to the form of Restricted Stock Units Grant Agreement attached hereto as Exhibit 10.56 and is incorporated herein by reference.

Indemnification Agreements

On May 20, 2005, the Company entered into Indemnification Agreements (the “Indemnification Agreements”) with all of the Company’s non-employee directors, the President, Chief Executive Officer and director of the Company, Gary L. Paxton, and various other Company officers. The Indemnification Agreements are to protect those directors and officers from certain legal actions brought against them acting in their respective capacities for the Company.

The foregoing description of the Indemnification Agreements are qualified in their entirety by reference to the Indemnification Agreements attached hereto as Exhibit 10.57 through Exhibit 10.71 and are incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit No.	Description

10.54	Amended and Restated Long-Term Incentive Plan and Director Equity Plan

10.55	Form of Performance Shares Grant Agreement between Dollar Thrifty Automotive Group, Inc. and the applicable employee

10.56	Form of Restricted Stock Units Grant Agreement between Dollar Thrifty Automotive Group, Inc. and the applicable director

10.57	Indemnification Agreement dated as of May 20, 2005 between Dollar Thrifty Automotive Group, Inc. and Molly Shi Boren, non-employee director

10.58	Indemnification Agreement dated as of May 20, 2005 between Dollar Thrifty Automotive Group, Inc. and Thomas P. Capo, non-employee director

10.59	Indemnification Agreement dated as of May 20, 2005 between Dollar Thrifty Automotive Group, Inc. and Maryann N. Keller, non-employee director

10.60	Indemnification Agreement dated as of May 20, 2005 between Dollar Thrifty Automotive Group, Inc. and Edward C. Lumley, non-employee director

10.61	Indemnification Agreement dated as of May 20, 2005 between Dollar Thrifty Automotive Group, Inc. and John C. Pope, non-employee director

10.62	Indemnification Agreement dated as of May 20, 2005 between Dollar Thrifty Automotive Group, Inc. and John P. Tierney, non-employee director

10.63	Indemnification Agreement dated as of May 20, 2005 between Dollar Thrifty Automotive Group, Inc. and Edward L. Wax, non-employee director

10.64	Indemnification Agreement dated as of May 20, 2005 between Dollar Thrifty Automotive Group, Inc. and Gary L. Paxton, President, Chief Executive Officer and director

10.65	Indemnification Agreement dated as of May 20, 2005 between Dollar Thrifty Automotive Group, Inc. and Steven B. Hildebrand, Senior Executive Vice President and Chief Financial Officer

10.66	Indemnification Agreement dated as of May 20, 2005 between Dollar Thrifty Automotive Group, Inc. and Donald M. Himelfarb, Senior Executive Vice President and Chief Administrative Officer

10.67	Indemnification Agreement dated as of May 20, 2005 between Dollar Thrifty Automotive Group, Inc. and R. Scott Anderson, Senior Executive Vice President

10.68	Indemnification Agreement dated as of May 20, 2005 between Dollar Thrifty Automotive Group, Inc. and John J. Foley, Senior Executive Vice President

10.69	Indemnification Agreement dated as of May 20, 2005 between Dollar Thrifty Automotive Group, Inc. and David W. Sparkman, Executive Vice President

10.70	Indemnification Agreement dated as of May 20, 2005 between Dollar Thrifty Automotive Group, Inc. and Vicki J. Vaniman, Executive Vice President and General Counsel

10.71	Indemnification Agreement dated as of May 20, 2005 between Dollar Thrifty Automotive Group, Inc. and Pamela S. Peck, Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
(Registrant)

May 25, 2005	By:	/s/ STEVEN B. HILDEBRAND
Steven B. Hildebrand
Senior Executive Vice President, Chief Financial
Officer, Principal Financial Officer and Principal
Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.54	Amended and Restated Long-Term Incentive Plan and Director Equity Plan

10.55	Form of Performance Shares Grant Agreement between Dollar Thrifty Automotive Group, Inc. and the applicable employee

10.56	Form of Restricted Stock Units Grant Agreement between Dollar Thrifty Automotive Group, Inc. and the applicable director

10.57	Indemnification Agreement dated as of May 20, 2005 between Dollar Thrifty Automotive Group, Inc. and Molly Shi Boren, non-employee director

10.58	Indemnification Agreement dated as of May 20, 2005 between Dollar Thrifty Automotive Group, Inc. and Thomas P. Capo, non-employee director

10.59	Indemnification Agreement dated as of May 20, 2005 between Dollar Thrifty Automotive Group, Inc. and Maryann N. Keller, non-employee director

10.60	Indemnification Agreement dated as of May 20, 2005 between Dollar Thrifty Automotive Group, Inc. and Edward C. Lumley, non-employee director

10.61	Indemnification Agreement dated as of May 20, 2005 between Dollar Thrifty Automotive Group, Inc. and John C. Pope, non-employee director

10.62	Indemnification Agreement dated as of May 20, 2005 between Dollar Thrifty Automotive Group, Inc. and John P. Tierney, non-employee director

10.63	Indemnification Agreement dated as of May 20, 2005 between Dollar Thrifty Automotive Group, Inc. and Edward L. Wax, non-employee director

10.64	Indemnification Agreement dated as of May 20, 2005 between Dollar Thrifty Automotive Group, Inc. and Gary L. Paxton, President, Chief Executive Officer and director

10.65	Indemnification Agreement dated as of May 20, 2005 between Dollar Thrifty Automotive Group, Inc. and Steven B. Hildebrand, Senior Executive Vice President and Chief Financial Officer

10.66	Indemnification Agreement dated as of May 20, 2005 between Dollar Thrifty Automotive Group, Inc. and Donald M. Himelfarb, Senior Executive Vice President and Chief Administrative Officer

10.67	Indemnification Agreement dated as of May 20, 2005 between Dollar Thrifty Automotive Group, Inc. and R. Scott Anderson, Senior Executive Vice President

10.68	Indemnification Agreement dated as of May 20, 2005 between Dollar Thrifty Automotive Group, Inc. and John J. Foley, Senior Executive Vice President

10.69	Indemnification Agreement dated as of May 20, 2005 between Dollar Thrifty Automotive Group, Inc. and David W. Sparkman, Executive Vice President

10.70	Indemnification Agreement dated as of May 20, 2005 between Dollar Thrifty Automotive Group, Inc. and Vicki J. Vaniman, Executive Vice President and General Counsel

10.71	Indemnification Agreement dated as of May 20, 2005 between Dollar Thrifty Automotive Group, Inc. and Pamela S. Peck, Vice President and Treasurer